UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

March 3, 2008

Date of Report (Date of earliest event reported)

2020 CHINACAP ACQUIRCO, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-33799	20-5500605
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Surfmax Corporation
221 Boston Post Road East
Suite 410
Marlborough, Massachusetts	01752
(Address of principal executive offices)	(Zip Code)

(508) 624-4948

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 FR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 3, 2008, Donald Sull resigned from the Board of Directors of 2020 ChinaCap Acquirco, Inc., effective immediately, for personal reasons. Dr. Sull has served as a director since January 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

2020 CHINACAP ACQUIRCO, INC.

Date: March 7, 2008	By:	/s/ Louis Koo
	Name:	Louis Koo
	Title:	Vice Chairman and Chief Financial Officer